UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2005

Datameg Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-128060	13-3134389
(Commission File Number)	(IRS Employer Identification No.)

9 West Broadway, Suite 214, Boston MA	02127
(Address of Principal Executive Offices)	(Zip Code)

(413) 642 0160

(Registrants Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Change of Principal Officer, Resignation of Director

 On December 29, 2005, Datameg Corporation announced that it had appointed James Murphy as its Chief Executive Officer, President and Chairman of the Board of Directors. Murphy succeeds Mark McGrath as CEO and President. Mr. McGrath will maintain his position on the Datameg Board of Directors. The Board has also accepted the resignation of Bill Mortimer as Director.

 A copy of our press release concerning the foregoing dated December 29, 2005 is attached to this Current Report on Form 8-K as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits

 Exhibit 99.1 Press Release dated December 29, 2005.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datameg Corporation

Date: January 17, 2006	By:	/S/ JAMES MURPHY
James Murphy, Chairman and Chief Executive Officer